Other payables	9 Months Ended
Sep. 30, 2022
Other payables
Other payables

20.Other payables

	As at
	September 30,	December 31,
(in EUR 000)	2022	2021
Holiday pay accrual	551	493
Salary	794	870
Accrued expenses	3,007	1,485
Foreign currency option - current	3,132	654
Other	408	131
Total other payables	7,892	3,633

The increase of €4.3 million in other payables as at September 30, 2022, compared to December 31, 2021, is mainly due to an increase of €2.5 million in the fair value of the foreign currency option and due to an increase of €1.5 million in accrued expenses related to an increase in clinical and R&D activities. The item Other includes € 397,000 social liabilities.